Perrigo Reports Record Revenue and Adjusted Earnings

- Fiscal third quarter net sales increased 18% year over year to a record $920 million.

- Fiscal third quarter adjusted operating income increased 21% to a record $208 million, a 50 basis point expansion as a percent to sales.

- Fiscal third quarter GAAP operating income increased 22% to $179 million.

- Fiscal third quarter cash flow from operations was $151 million.

- Inclusive of recent acquisitions, management confirms February 11th guidance of full-year fiscal 2013 adjusted earnings range of $5.53 to $5.73 per diluted share and reported earnings of between $4.67 and $4.87 per diluted share.

ALLEGAN, Mich., May 7, 2013 /PRNewswire/ -- Perrigo Company (Nasdaq: PRGO; TASE: PRGO) today announced results for its third quarter ended March 30, 2013.

(Logo: http://photos.prnewswire.com/prnh/20120301/DE62255LOGO )

Perrigo's Chairman and CEO Joseph C. Papa commented, "We are very pleased with our performance, as the team delivered all-time record quarterly revenue and adjusted diluted earnings per share. It was a very busy quarter for the team. We signed and closed the acquisition of Rosemont Pharmaceuticals, a specialty and generic prescription pharmaceutical company focused on the manufacturing and marketing of oral liquid formulations. We shipped Guaifenesin 600mg Extended-Release tablets with $135 million in branded sales. It is the first product that is generically equivalent to Mucinex® 600mg Extended-Release tablets. We launched the generic equivalents of Luxiq® Foam and Nicorette® mini lozenges and the authorized generic of Acetadote® injection. Finally, we filed an ANDA for the generic equivalent of Androgel® 1.62% and we believe we are the first to file. After the quarter ended, we closed our acquisition of Velcera, further expanding our recent entry into companion animal health and broadening our product offering. All of these great milestones were achieved while expanding margins in a record sales quarter."

Refer to Table I at the end of this press release for adjustments in the current year and prior year periods and additional non-GAAP information. The Company's reported results are summarized in the attached Condensed Consolidated Statements of Income, Balance Sheets and Cash Flows.

Perrigo Company (in thousands, except per share amounts) (see the attached Tables I and IV for reconciliation to GAAP numbers)

	Fiscal 2013	Fiscal 2012
	Third Quarter Ended	Third Quarter Ended	YoY
	3/30/2013	3/31/2012	% Change

Net Sales	$919,825	$778,017	+18.2%
Reported Net Income	$111,924	$115,727	-3.3%
Adjusted Net Income	$134,073	$132,679	+1.1%
Reported Diluted EPS	$1.18	$1.23	-4.1%
Adjusted Diluted EPS	$1.42	$1.41	+0.7%
Adjusted Diluted EPS excluding 3Q 2012 Tax Benefit	$1.42	$1.21	+17.4%

Diluted Shares	94,519	94,124	+0.4%

Third Quarter Results

Net sales in the quarter were a record $920 million, an increase of 18% over the third quarter of fiscal 2012, driven primarily by $61 million in strong base business growth, new product sales of $41 million and $40 million attributable to the Sergeant's and Rosemont acquisitions. Excluding charges as outlined in Table I at the end of this release, third quarter fiscal 2013 adjusted net income increased 1.1% to $134 million, or $1.42 per diluted share. Excluding a non-recurring tax benefit of $19 million in fiscal third quarter 2012; adjusted net income increased 18%. Reported net income decreased 3.3% to $112 million, or $1.18 per diluted share.

Consumer Healthcare

Consumer Healthcare Segment (in thousands) (see the attached Table II for reconciliation to GAAP numbers)

	Fiscal 2013	Fiscal 2012
	Third Quarter Ended	Third Quarter Ended	YoY
	3/30/2013	3/31/2012	% Change

Net Sales	$536,775	$448,848	+19.6%
Reported Gross Profit	$176,646	$140,417	+25.8%
Adjusted Gross Profit	$180,045	$141,427	+27.3%
Reported Operating Income	$95,921	$79,383	+20.8%
Adjusted Operating Income	$100,951	$81,804	+23.4%

Reported Gross Margin	32.9%	31.3%	+160 bps
Adjusted Gross Margin	33.5%	31.5%	+200 bps
Reported Operating Margin	17.9%	17.7%	+20 bps
Adjusted Operating Margin	18.8%	18.2%	+60 bps

Consumer Healthcare segment net sales increased 20% to $537 million, driven by an increase in sales of existing products of $54 million (contract, cough/cold and analgesics categories), $31 million attributable to the recent acquisition of Sergeant's and new product sales of approximately $17 million (cough/cold and smoking cessation categories). These combined increases were partially offset by a decline of $9 million in sales of existing products (other categories) and $4 million in discontinued products.

The adjusted gross margin expanded 200 basis points due to the inclusion of Sergeant's, new products, increased manufacturing efficiencies and a favorable product mix. Third quarter operating expenses increased due primarily to approximately $12 million of incremental operating expenses from the acquisition of Sergeant's.

Nutritionals

Nutritionals Segment (in thousands) (see the attached Table II for reconciliation to GAAP numbers)

	Fiscal 2013	Fiscal 2012
	Third Quarter Ended	Third Quarter Ended	YoY
	3/30/2013	3/31/2012	% Change

Net Sales	$133,344	$117,683	+13.3%
Reported Gross Profit	$30,976	$30,350	+2.1%
Adjusted Gross Profit	$34,026	$33,371	+2.0%
Reported Operating Income	$6,965	$1,845	+277.5%
Adjusted Operating Income	$14,275	$15,563	-8.3%

Reported Gross Margin	23.2%	25.8%	-260 bps
Adjusted Gross Margin	25.5%	28.4%	-290 bps
Reported Operating Margin	5.2%	1.6%	+360 bps
Adjusted Operating Margin	10.7%	13.2%	-250 bps

The Nutritionals segment reported third quarter net sales of $133 million, compared with $118 million a year ago. All product categories within the segment grew year-over-year and new product sales were $5 million. The disparities between the reported and adjusted operating income and margin are due to the absence of restructuring charges incurred in the third quarter of fiscal 2012 related to the Company's Florida location, which was closed in the fourth quarter of fiscal 2012.

Third quarter adjusted gross margin decreased due primarily to a larger proportion of sales from the lower margin VMS category and higher production inefficiencies in the infant formula category, while the adjusted operating margin was favorably impacted by lower employee-related expenses.

Rx Pharmaceuticals

Rx Pharmaceuticals Segment (in thousands) (see the attached Table II for reconciliation to GAAP numbers)

	Fiscal 2013	Fiscal 2012
	Third Quarter Ended	Third Quarter Ended	YoY
	3/30/2013	3/31/2012	% Change

Net Sales	$189,410	$155,591	+21.7%
Reported Gross Profit	$96,516	$83,333	+15.8%
Adjusted Gross Profit	$109,661	$91,907	+19.3%
Reported Operating Income	$73,419	$67,257	+9.2%
Adjusted Operating Income	$86,627	$75,831	+14.2%

Reported Gross Margin	51.0%	53.6%	-260 bps
Adjusted Gross Margin	57.9%	59.1%	-120 bps
Reported Operating Margin	38.8%	43.2%	-440 bps
Adjusted Operating Margin	45.7%	48.7%	-300 bps

The Rx Pharmaceuticals segment third quarter net sales increased 22% to $189 million due primarily to new product sales of $18 million, $8 million in sales related to the February 11th 2013 acquisition of Rosemont, and strong prescription volumes evidenced by an increase in existing product sales of $7 million.

The adjusted gross margin decreased due primarily to less favorable product mix. The adjusted operating margin was impacted by higher distribution, selling, general and administrative costs and the inclusion of Rosemont.

API

API Segment (in thousands) (see the attached Table II for reconciliation to GAAP numbers)

	Fiscal 2013	Fiscal 2012
	Third Quarter Ended	Third Quarter Ended	YoY
	3/30/2013	3/31/2012	% Change

Net Sales	$41,114	$36,951	+11.3%
Reported Gross Profit	$20,915	$18,675	+12.0%
Adjusted Gross Profit	$21,413	$19,165	+11.7%
Reported Operating Income	$11,728	$10,462	+12.1%
Adjusted Operating Income	$12,226	$10,952	+11.6%

Reported Gross Margin	50.9%	50.5%	+40 bps
Adjusted Gross Margin	52.1%	51.9%	+20 bps
Reported Operating Margin	28.5%	28.3%	+20 bps
Adjusted Operating Margin	29.7%	29.6%	+10 bps

The API segment's net sales increased by 11% to $41 million due to an increase in existing product sales of $4 million primarily related to the continued successful launch of a customer's product.

Operating margins expanded on favorable mix of existing product sales offset slightly by higher distribution selling, general and administrative expenses.

Closing

Chairman, President and CEO Joseph C. Papa concluded, "While we've celebrated a record quarter, we are back to executing our plans for the final quarter of fiscal 2013. We're well positioned to save pet owners money as we enter this summer's flea and tick season and are anxiously awaiting additional new product approvals and launches. As always, we stand committed to bringing more forms of quality, affordable healthcare to more consumers."

Guidance

The Company is confirming the guidance which was provided on February 11, 2013, the closing date of the Rosemont acquisition, and continues to expect fiscal 2013 reported earnings to be between $4.67 and $4.87 per diluted share as compared to $4.18 in fiscal 2012. Excluding the charges outlined in Table III at the end of this release, the Company continues to expect fiscal 2013 adjusted earnings to be between $5.53 and $5.73 per diluted share as compared to $4.99 in fiscal 2012. This range implies a year-over-year growth rate in adjusted earnings of 11% to 15% over fiscal 2012's adjusted earnings from continuing operations per diluted share.

The conference call will be available live via webcast to interested parties in the investor relations section of the Perrigo website at http://perrigo.investorroom.com/events-webcasts or by phone at 877-248-9413, International 973-582-2737, and reference ID# 31768198. A taped replay of the call will be available beginning at approximately 1:00 p.m. (ET) Tuesday, May 7, 2013 until midnight Friday, May 17, 2013. To listen to the replay, dial 855-859-2056, International 404-537-3406, and use access code 31768198.

From its beginnings as a packager of generic home remedies in 1887, Allegan, Michigan-based Perrigo Company has grown to become a leading global provider of quality, affordable healthcare products. Perrigo develops, manufactures and distributes over-the-counter (OTC) and generic prescription (Rx) pharmaceuticals, infant formulas, nutritional products, animal health, dietary supplements and active pharmaceutical ingredients (API). The Company is the world's largest manufacturer of OTC pharmaceutical products for the store brand market. The Company's primary markets and locations of logistics operations have evolved over the years to include the United States, Israel, Mexico, the United Kingdom, India, China and Australia. Visit Perrigo on the Internet (http://www.perrigo.com).

Note: Certain statements in this press release are forward-looking statements within the meaning of Section 21E of the Securities Exchange Act of 1934, as amended, and are subject to the safe harbor created thereby. These statements relate to future events or the Company's future financial performance and involve known and unknown risks, uncertainties and other factors that may cause the actual results, levels of activity, performance or achievements of the Company or its industry to be materially different from those expressed or implied by any forward-looking statements. In some cases, forward-looking statements can be identified by terminology such as "may," "will," "could," "would," "should," "expect," "plan," "anticipate," "intend," "believe," "estimate," "predict," "potential" or other comparable terminology. The Company has based these forward-looking statements on its current expectations, assumptions, estimates and projections. While the Company believes these expectations, assumptions, estimates and projections are reasonable, such forward-looking statements are only predictions and involve known and unknown risks and uncertainties, many of which are beyond the Company's control. These and other important factors, including those discussed under "Risk Factors" in the Company's Form 10-K for the year ended June 30, 2012, as well as the Company's subsequent filings with the Securities and Exchange Commission, may cause actual results, performance or achievements to differ materially from those expressed or implied by these forward-looking statements. The forward-looking statements in this press release are made only as of the date hereof, and unless otherwise required by applicable securities laws, the Company disclaims any intention or obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.

PERRIGO COMPANY
CONDENSED CONSOLIDATED STATEMENTS OF INCOME
(in thousands, except per share amounts)
(unaudited)

	Three Months Ended		Nine Months Ended
	March 30, 2013	March 31, 2012	March 30, 2013	March 31, 2012

Net sales	$ 919,825	$ 778,017	$ 2,572,594	$ 2,341,482
Cost of sales	588,464	498,744	1,648,799	1,539,755
Gross profit	331,361	279,273	923,795	801,727

Operating expenses
Distribution	12,569	10,181	35,035	29,540
Research and development	28,526	27,950	84,244	78,736
Selling and administration	111,660	87,991	305,480	278,080
Restructuring	—	7,081	—	7,081
Total operating expenses	152,755	133,203	424,759	393,437

Operating income	178,606	146,070	499,036	408,290

Interest, net	16,070	16,651	47,237	44,862
Other expense (income), net	841	(5,202)	855	(4,221)
Losses on sales of investments	1,608	—	4,657	—
Income before income taxes	160,087	134,621	446,287	367,649
Income tax expense	48,163	18,894	122,828	81,725
Net income	$ 111,924	$ 115,727	$ 323,459	$ 285,924

Earnings per share
Basic earnings per share	$ 1.19	$ 1.24	$ 3.45	$ 3.07
Diluted earnings per share	$ 1.18	$ 1.23	$ 3.42	$ 3.04

Weighted average shares outstanding
Basic	93,989	93,330	93,833	93,152
Diluted	94,519	94,124	94,443	94,028

Dividends declared per share	$ 0.09	$ 0.08	$ 0.26	$ 0.23

PERRIGO COMPANY
CONDENSED CONSOLIDATED STATEMENTS OF COMPREHENSIVE INCOME
(in thousands)
(unaudited)

	Three Months Ended		Nine Months Ended
	March 30, 2013	March 31, 2012	March 30, 2013	March 31, 2012
Net income	$ 111,924	$ 115,727	$ 323,459	$ 285,924
Other comprehensive income (loss):
Change in fair value of derivative financial instruments, net of tax	1,638	2,642	8,344	(6,650)
Foreign currency translation adjustments	4,784	22,214	38,234	(43,598)
Change in fair value of investment securities, net of tax	295	—	1,332	(933)
Post-retirement liability adjustments, net of tax	—	(28)	(41)	(69)
Other comprehensive income (loss), net of tax	6,717	24,828	47,869	(51,250)
Comprehensive income	$ 118,641	$ 140,555	$ 371,328	$ 234,674

PERRIGO COMPANY
CONDENSED CONSOLIDATED BALANCE SHEETS
(in thousands)
(unaudited)

	March 30, 2013	June 30, 2012	March 31, 2012
Assets
Current assets
Cash and cash equivalents	$ 300,827	$ 602,489	$ 554,280
Accounts receivable, net	618,666	572,582	560,740
Inventories	684,741	547,455	589,947
Current deferred income taxes	43,068	45,738	51,269
Income taxes refundable	5,479	1,047	766
Prepaid expenses and other current assets	44,847	26,610	33,886
Total current assets	1,697,628	1,795,921	1,790,888
Property and equipment	1,236,444	1,118,837	1,096,749
Less accumulated depreciation	(593,186)	(540,487)	(532,335)
	643,258	578,350	564,414
Goodwill and other indefinite-lived intangible assets	1,127,954	820,122	830,689
Other intangible assets, net	938,544	729,253	752,600
Non-current deferred income taxes	17,223	13,444	12,390
Other non-current assets	71,281	86,957	89,073
	$ 4,495,888	$ 4,024,047	$ 4,040,054

Liabilities and Shareholders' Equity
Current liabilities
Accounts payable	$ 325,415	$ 317,341	$ 307,017
Short-term debt	4,513	90	—
Payroll and related taxes	72,832	89,934	74,450
Accrued customer programs	128,676	116,055	103,868
Accrued liabilities	83,260	76,406	83,886
Accrued income taxes	17,639	12,905	20,530
Current portion of long-term debt	41,285	40,000	40,000
Total current liabilities	673,620	652,731	629,751
Non-current liabilities
Long-term debt, less current portion	1,331,684	1,329,235	1,454,620
Non-current deferred income taxes	80,474	24,126	19,543
Other non-current liabilities	184,782	165,310	163,466
Total non-current liabilities	1,596,940	1,518,671	1,637,629
Shareholders' Equity
Controlling interest:
Preferred stock, without par value, 10,000 shares authorized	—	—	—
Common stock, without par value, 200,000 shares authorized	530,780	504,708	496,320
Accumulated other comprehensive income	87,273	39,404	75,800
Retained earnings	1,605,894	1,306,925	1,198,740
	2,223,947	1,851,037	1,770,860
Noncontrolling interest	1,381	1,608	1,814
Total shareholders' equity	2,225,328	1,852,645	1,772,674
	$ 4,495,888	$ 4,024,047	$ 4,040,054

Supplemental Disclosures of Balance Sheet Information
Allowance for doubtful accounts	$ 2,219	$ 2,556	$ 2,483
Working capital	$ 1,024,008	$ 1,143,190	$ 1,161,137
Preferred stock, shares issued and outstanding	—	—	—
Common stock, shares issued and outstanding	94,022	93,484	93,405

PERRIGO COMPANY
CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS
(in thousands)
(unaudited)

	Nine Months Ended
	March 30, 2013	March 31, 2012
Cash Flows From (For) Operating Activities
Net income	$ 323,459	$ 285,924
Adjustments to derive cash flows
Gain on sale of pipeline development projects	—	(3,500)
Restructuring	—	7,081
Losses on sales of investments	4,657	—
Depreciation and amortization	112,817	101,712
Share-based compensation	14,037	13,924
Income tax benefit from exercise of stock options	(271)	(447)
Excess tax benefit of stock transactions	(15,365)	(12,202)
Deferred income taxes	(3,069)	12,021
Subtotal	436,265	404,513

Changes in operating assets and liabilities, net of business acquisitions
Accounts receivable	(5,919)	(28,723)
Inventories	(81,269)	(27,523)
Accounts payable	(17,424)	(43,867)
Payroll and related taxes	(21,430)	(9,707)
Accrued customer programs	10,008	(13,755)
Accrued liabilities	10,113	17,584
Accrued income taxes	31,161	19,077
Other	18,607	(5,979)
Subtotal	(56,153)	(92,893)
Net cash from operating activities	380,112	311,620

Cash Flows (For) From Investing Activities
Acquisitions of businesses, net of cash acquired	(607,776)	(582,329)
Proceeds from sale of securities	8,630	—
Proceeds from sale of intangible assets and pipeline development projects	—	10,500
Additions to property and equipment	(63,480)	(85,715)
Acquisitions of intangible assets	—	(750)
Net cash for investing activities	(662,626)	(658,294)

Cash Flows (For) From Financing Activities
Borrowings (repayments) of short-term debt, net	4,423	(2,770)
Borrowings of long-term debt	40,786	1,089,620
Repayments of long-term debt	(40,000)	(485,000)
Deferred financing fees	(643)	(5,108)
Excess tax benefit of stock transactions	15,365	12,202
Issuance of common stock	8,706	10,040
Repurchase of common stock	(12,321)	(7,954)
Cash dividends	(24,490)	(21,516)
Net cash (for) from financing activities	(8,174)	589,514
Effect of exchange rate changes on cash	(10,974)	1,336
Net (decrease) increase in cash and cash equivalents	(301,662)	244,176
Cash and cash equivalents, beginning of period	602,489	310,104
Cash and cash equivalents, end of period	$ 300,827	$ 554,280

Supplemental Disclosures of Cash Flow Information
Cash paid/received during the period for:
Interest paid	$ 31,234	$ 29,234
Interest received	$ 2,473	$ 2,222
Income taxes paid	$ 93,518	$ 53,216
Income taxes refunded	$ 1,312	$ 830

Table I
PERRIGO COMPANY
RECONCILIATION OF NON-GAAP MEASURES
(in thousands, except per share amounts)
(unaudited)

	Three Months Ended
Consolidated	March 30, 2013				March 31, 2012				% Change
	GAAP	Non-GAAP Adjustments		As Adjusted	GAAP	Non-GAAP Adjustments		As Adjusted	GAAP	As Adjusted
Net sales	$ 919,825	$ -		$ 919,825	$ 778,017	$ -		$ 778,017	18%	18%
Cost of sales	588,464	20,515	(a,b)	567,949	498,744	13,505	(a)	485,239	18%	17%
Gross profit	331,361	20,515		351,876	279,273	13,505		292,778	19%	20%

Operating expenses
Distribution	12,569	-		12,569	10,181	-		10,181	23%	23%
Research and development	28,526	-		28,526	27,950	-		27,950	2%	2%
Selling and administration	111,660	9,078	(a,c)	102,582	87,991	5,027	(a)	82,964	27%	24%
Restructuring	-	-		-	7,081	7,081	(e)	-	-	-
Total operating expenses	152,755	9,078		143,677	133,203	12,108		121,095	15%	19%

Operating income	178,606	29,593		208,199	146,070	25,613		171,683	22%	21%
Interest, net	16,070	-		16,070	16,651	-		16,651	-3%	-3%
Other expense (income), net	841	-		841	(5,202)	-		(5,202)	-	-
Loss on sale of investment	1,608	1,608		-	-	-		-	-	-
Income before income taxes	160,087	31,201		191,288	134,621	25,613		160,234	19%	19%
Income tax expense	48,163	9,052	(l)	57,215	18,894	8,661	(l)	27,555	155%	108%
Net income	$ 111,924	$ 22,149		$ 134,073	$ 115,727	$ 16,952		$ 132,679	-3%	1%

Diluted earnings per share	$ 1.18			$ 1.42	$ 1.23			$ 1.41	-4%	1%

Diluted weighted average shares outstanding	94,519			94,519	94,124			94,124

Selected ratios as a percentage of net sales
Gross profit	36.0%			38.3%	35.9%			37.6%
Operating expenses	16.6%			15.6%	17.1%			15.6%
Operating income	19.4%			22.6%	18.8%			22.1%

	Nine Months Ended
Consolidated	March 30, 2013				March 31, 2012				% Change
	GAAP	Non-GAAP Adjustments		As Adjusted	GAAP	Non-GAAP Adjustments		As Adjusted	GAAP	As Adjusted
Net sales	$ 2,572,594	$ -		$ 2,572,594	$ 2,341,482	$ -		$ 2,341,482	10%	10%
Cost of sales	1,648,799	57,146	(a,f)	1,591,653	1,539,755	68,797	(a,h)	1,470,958	7%	8%
Gross profit	923,795	57,146		980,941	801,727	68,797		870,524	15%	13%

Operating expenses
Distribution	35,035	-		35,035	29,540	-		29,540	19%	19%
Research and development	84,244	-		84,244	78,736	(3,500)	(i)	82,236	7%	2%
Selling and administration	305,480	23,929	(a,d,g)	281,551	278,080	24,076	(a,j)	254,004	10%	11%
Restructuring	-	-		-	7,081	7,081	(e)	-	-	-
Total operating expenses	424,759	23,929		400,830	393,437	27,657		365,780	8%	10%

Operating income	499,036	81,075		580,111	408,290	96,454		504,744	22%	15%
Interest, net	47,237	-		47,237	44,862	-		44,862	5%	5%
Other expense (income), net	855	-		855	(4,221)	-		(4,221)	-	-
Losses on sales of investments	4,657	4,657	(k)	-	-	-		-	-	-
Income before income taxes	446,287	85,732		532,019	367,649	96,454		464,103	21%	15%
Income tax expense	122,828	27,567	(l)	150,395	81,725	33,948	(l)	115,673	50%	30%
Net income	$ 323,459	$ 58,165		$ 381,624	$ 285,924	$ 62,506		$ 348,430	13%	10%

Diluted earnings per share	$ 3.42			$ 4.04	$ 3.04			$ 3.71	13%	9%

Diluted weighted average shares outstanding	94,443			94,443	94,028			94,028

Selected ratios as a percentage of net sales
Gross profit	35.9%			38.1%	34.2%			37.2%
Operating expenses	16.5%			15.6%	16.8%			15.6%
Operating income	19.4%			22.5%	17.4%			21.6%

(a) Deal-related amortization
(b) Inventory step-up of $1,857
(c) Acquisition costs of $3,124
(d) Severance costs of $1,526
(e) Restructuring charges related to Florida
(f) Inventory step-ups of $9,550
(g) Acquisition costs of $5,041
(h) Inventory step-up of $27,179
(i) Proceeds from sale of pipeline development projects
(j) Acquisition-related and severance costs of $9,381
(k) Losses on sale of investment in Cobrek of $3,049 and sale of auction rate securities of $1,608
(l) Total tax effect for non-GAAP pre-tax adjustments

Table II
PERRIGO COMPANY
REPORTABLE SEGMENTS
RECONCILIATION OF NON-GAAP MEASURES
(in thousands)
(unaudited)

Three Months Ended
Consumer Healthcare	March 30, 2013				March 31, 2012				% Change
	GAAP	Non-GAAP Adjustments		As Adjusted	GAAP	Non-GAAP Adjustments		As Adjusted	GAAP	As Adjusted
Net sales	$ 536,775	$ -		$ 536,775	$ 448,848	$ -		$ 448,848	20%	20%
Cost of sales	360,129	3,399	(a)	356,730	308,431	1,010	(a)	307,421	17%	16%
Gross profit	176,646	3,399		180,045	140,417	1,010		141,427	26%	27%
Operating expenses	80,725	1,631	(a)	79,094	61,034	1,411	(a)	59,623	32%	33%
Operating income	$ 95,921	$ 5,030		$ 100,951	$ 79,383	$ 2,421		$ 81,804	21%	23%

Selected ratios as a percentage of net sales
Gross profit	32.9%			33.5%	31.3%			31.5%
Operating expenses	15.0%			14.7%	13.6%			13.3%
Operating income	17.9%			18.8%	17.7%			18.2%

Nine Months Ended
Consumer Healthcare	March 30, 2013				March 31, 2012				% Change
	GAAP	Non-GAAP Adjustments		As Adjusted	GAAP	Non-GAAP Adjustments		As Adjusted	GAAP	As Adjusted
Net sales	$ 1,526,479	$ -		$ 1,526,479	$ 1,331,806	$ -		$ 1,331,806	15%	15%
Cost of sales	1,041,744	15,328	(a,b)	1,026,416	913,218	3,038	(a)	910,180	14%	13%
Gross profit	484,735	15,328		500,063	418,588	3,038		421,626	16%	19%
Operating expenses	223,448	4,528	(a)	218,920	187,766	3,848	(a)	183,918	19%	19%
Operating income	$ 261,287	$ 19,856		$ 281,143	$ 230,822	$ 6,886		$ 237,708	13%	18%

Selected ratios as a percentage of net sales
Gross profit	31.8%			32.8%	31.4%			31.7%
Operating expenses	14.6%			14.3%	14.1%			13.8%
Operating income	17.1%			18.4%	17.3%			17.8%

Three Months Ended
Nutritionals	March 30, 2013				March 31, 2012				% Change
	GAAP	Non-GAAP Adjustments		As Adjusted	GAAP	Non-GAAP Adjustments		As Adjusted	GAAP	As Adjusted
Net sales	$ 133,344	$ -		$ 133,344	$ 117,683	$ -		$ 117,683	13%	13%
Cost of sales	102,368	3,050	(a)	99,318	87,333	3,021	(a)	84,312	17%	18%
Gross profit	30,976	3,050		34,026	30,350	3,021		33,371	2%	2%
Operating expenses	24,011	4,260	(a)	19,751	28,505	10,697	(a,c)	17,808	-16%	11%
Operating income	$ 6,965	$ 7,310		$ 14,275	$ 1,845	$ 13,718		$ 15,563	278%	-8%

Selected ratios as a percentage of net sales
Gross profit	23.2%			25.5%	25.8%			28.4%
Operating expenses	18.0%			14.8%	24.2%			15.1%
Operating income	5.2%			10.7%	1.6%			13.2%

Nine Months Ended
Nutritionals	March 30, 2013				March 31, 2012				% Change
	GAAP	Non-GAAP Adjustments		As Adjusted	GAAP	Non-GAAP Adjustments		As Adjusted	GAAP	As Adjusted
Net sales	$ 358,705	$ -		$ 358,705	$ 365,691	$ -		$ 365,691	-2%	-2%
Cost of sales	271,749	9,149	(a)	262,600	277,542	11,892	(a)	265,650	-2%	-1%
Gross profit	86,956	9,149		96,105	88,149	11,892		100,041	-1%	-4%
Operating expenses	68,948	12,771	(a)	56,177	74,511	17,928	(a,c)	56,583	-7%	-1%
Operating income	$ 18,008	$ 21,920		$ 39,928	$ 13,638	$ 29,820		$ 43,458	32%	-8%

Selected ratios as a percentage of net sales
Gross profit	24.2%			26.8%	24.1%			27.4%
Operating expenses	19.2%			15.7%	20.4%			15.5%
Operating income	5.0%			11.1%	3.7%			11.9%

Three Months Ended
Rx Pharmaceuticals	March 30, 2013				March 31, 2012				% Change
	GAAP	Non-GAAP Adjustments		As Adjusted	GAAP	Non-GAAP Adjustments		As Adjusted	GAAP	As Adjusted
Net sales	$ 189,410	$ -		$ 189,410	$ 155,591	$ -		$ 155,591	22%	22%
Cost of sales	92,894	13,145	(a,d)	79,749	72,258	8,574	(a)	63,684	29%	25%
Gross profit	96,516	13,145		109,661	83,333	8,574		91,907	16%	19%
Operating expenses	23,097	63	(a)	23,034	16,076	-		16,076	44%	43%
Operating income	$ 73,419	$ 13,208		$ 86,627	$ 67,257	$ 8,574		$ 75,831	9%	14%

Selected ratios as a percentage of net sales
Gross profit	51.0%			57.9%	53.6%			59.1%
Operating expenses	12.2%			12.2%	10.3%			10.3%
Operating income	38.8%			45.7%	43.2%			48.7%

(a) Deal-related amortization
(b) Inventory step-up of $7,693
(c) Restructuring charges of $7,081 related to Florida
(d) Inventory step-up of $1,857
(e) Severance costs of $1,526
(f) Inventory step-up of $27,179
(g) Proceeds of $3,500 from sale of pipeline development projects
(h) Severance costs of $3,755

Table II (Continued)
PERRIGO COMPANY
REPORTABLE SEGMENTS
RECONCILIATION OF NON-GAAP MEASURES
(in thousands)
(unaudited)

Nine Months Ended
Rx Pharmaceuticals	March 30, 2013				March 31, 2012				% Change
	GAAP	Non-GAAP Adjustments		As Adjusted	GAAP	Non-GAAP Adjustments		As Adjusted	GAAP	As Adjusted
Net sales	$ 514,893	$ -		$ 514,893	$ 460,414	$ -		$ 460,414	12%	12%
Cost of sales	245,657	30,004	(a,d)	215,653	244,243	51,075	(a,f)	193,168	1%	12%
Gross profit	269,236	30,004		299,240	216,171	51,075		267,246	25%	12%
Operating expenses	63,254	1,589	(a,e)	61,665	54,455	255	(g,h)	54,200	16%	14%
Operating income	$ 205,982	$ 31,593		$ 237,575	$ 161,716	$ 51,330		$ 213,046	27%	12%

Selected ratios as a percentage of net sales
Gross profit	52.3%			58.1%	47.0%			58.0%
Operating expenses	12.3%			12.0%	11.8%			11.8%
Operating income	40.0%			46.1%	35.1%			46.3%

Three Months Ended
API	March 30, 2013				March 31, 2012				% Change
	GAAP	Non-GAAP Adjustments		As Adjusted	GAAP	Non-GAAP Adjustments		As Adjusted	GAAP	As Adjusted
Net sales	$ 41,114	$ -		$ 41,114	$ 36,951	$ -		$ 36,951	11%	11%
Cost of sales	20,199	498	(a)	19,701	18,276	490	(a)	17,786	11%	11%
Gross profit	20,915	498		21,413	18,675	490		19,165	12%	12%
Operating expenses	9,187	-		9,187	8,213	-		8,213	12%	12%
Operating income	$ 11,728	$ 498		$ 12,226	$ 10,462	$ 490		$ 10,952	12%	12%

Selected ratios as a percentage of net sales
Gross profit	50.9%			52.1%	50.5%			51.9%
Operating expenses	22.3%			22.3%	22.2%			22.2%
Operating income	28.5%			29.7%	28.3%			29.6%

Nine Months Ended
API	March 30, 2013				March 31, 2012				% Change
	GAAP	Non-GAAP Adjustments		As Adjusted	GAAP	Non-GAAP Adjustments		As Adjusted	GAAP	As Adjusted
Net sales	$ 118,387	$ -		$ 118,387	$ 127,347	$ -		$ 127,347	-7%	-7%
Cost of sales	53,229	1,442	(a)	51,787	66,913	1,507	(a)	65,406	-20%	-21%
Gross profit	65,158	1,442		66,600	60,434	1,507		61,941	8%	8%
Operating expenses	26,291	-		26,291	24,064	-		24,064	9%	9%
Operating income	$ 38,867	$ 1,442		$ 40,309	$ 36,370	$ 1,507		$ 37,877	7%	6%

Selected ratios as a percentage of net sales
Gross profit	55.0%			56.3%	47.5%			48.6%
Operating expenses	22.2%			22.2%	18.9%			18.9%
Operating income	32.8%			34.0%	28.6%			29.7%

Three Months Ended
Other	March 30, 2013				March 31, 2012				% Change
	GAAP	Non-GAAP Adjustments		As Adjusted	GAAP	Non-GAAP Adjustments		As Adjusted	GAAP	As Adjusted
Net sales	$ 19,182	$ -		$ 19,182	$ 18,944	$ -		$ 18,944	1%	1%
Cost of sales	12,874	423	(a)	12,451	12,446	410	(a)	12,036	3%	3%
Gross profit	6,308	423		6,731	6,498	410		6,908	-3%	-3%
Operating expenses	4,666	-		4,666	5,652	-		5,652	-17%	-17%
Operating income	$ 1,642	$ 423		$ 2,065	$ 846	$ 410		$ 1,256	94%	64%

Selected ratios as a percentage of net sales
Gross profit	32.9%			35.1%	34.3%			36.5%
Operating expenses	24.3%			24.3%	29.8%			29.8%
Operating income	8.6%			10.8%	4.5%			6.6%

Nine Months Ended
Other	March 30, 2013				March 31, 2012				% Change
	GAAP	Non-GAAP Adjustments		As Adjusted	GAAP	Non-GAAP Adjustments		As Adjusted	GAAP	As Adjusted
Net sales	$ 54,130	$ -		$ 54,130	$ 56,224	$ -		$ 56,224	-4%	-4%
Cost of sales	36,420	1,223	(a)	35,197	37,839	1,285	(a)	36,554	-4%	-4%
Gross profit	17,710	1,223		18,933	18,385	1,285		19,670	-4%	-4%
Operating expenses	14,980	-		14,980	16,330	-		16,330	-8%	-8%
Operating income	$ 2,730	$ 1,223		$ 3,953	$ 2,055	$ 1,285		$ 3,340	33%	18%

Selected ratios as a percentage of net sales
Gross profit	32.7%			35.0%	32.7%			35.0%
Operating expenses	27.7%			27.7%	29.0%			29.0%
Operating income	5.0%			7.3%	3.7%			5.9%

(a) Deal-related amortization
(b) Inventory step-up of $7,693
(c) Restructuring charges of $7,081 related to Florida
(d) Inventory step-up of $1,857
(e) Severance costs of $1,526
(f) Inventory step-up of $27,179
(g) Proceeds of $3,500 from sale of pipeline development projects
(h) Severance costs of $3,755

Table III
PERRIGO COMPANY
FY 2013 GUIDANCE AND FY 2012 EPS
RECONCILIATION OF NON-GAAP MEASURES
(unaudited)

Full Year
Fiscal 2013 Guidance
FY13 reported diluted EPS range (1)	$4.67 - $4.87
Deal-related amortization (1,2)	0.68
Charges associated with inventory step-ups (1)	0.08
Charges associated with acquisition and severance costs (1)	0.05
Losses on sales of investments	0.05
FY13 adjusted diluted EPS range	$5.53 - $5.73

Fiscal 2012*
FY12 reported diluted EPS from continuing operations	$4.18
Deal-related amortization (2)	0.523
Charge associated with inventory step-up	0.181
Charges associated with acquisition-related and severance costs	0.062
Charges associated with restructuring	0.061
Net charge associated with acquired R&D and proceeds from sale of IPR&D projects	0.012
Earnings associated with sale of pipeline development projects	(0.026)
FY12 adjusted diluted EPS from continuing operations	$4.99

(1) Does not include any estimate related to the Velcera, Inc. acquisition
(2) Amortization of acquired intangible assets related to business combinations and asset acquisitions

*All information based on continuing operations.

Table IV
PERRIGO COMPANY
RECONCILIATION OF NON-GAAP MEASURES
(in thousands, except per share amounts)
(unaudited)

	Q3 FY13	Q3 FY12	% Change
Reported net income	$ 111,924	$ 115,727	-3%
Total non-GAAP pre-tax adjustments	31,201	25,613	22%
Total tax effect for non-GAAP pre-tax adjustments	(9,052)	(8,661)	5%
Adjusted net income	134,073	132,679	1%
Discrete tax item	-	(18,825)	-
Adjusted net income excluding discrete tax item	$ 134,073	$ 113,854	18%

Diluted weighted average shares outstanding	94,519	94,124

Reported diluted EPS	$ 1.18	$ 1.23	-4%
Adjusted diluted EPS	$ 1.42	$ 1.41	1%
Adjusted diluted EPS excluding discrete tax item	$ 1.42	$ 1.21	17%

CONTACT: Arthur J. Shannon, Vice President, Investor Relations and Communication, (269) 686-1709, E-mail: ajshannon@perrigo.com, Bradley Joseph, Senior Manager, Investor Relations and Communication, (269) 686-3373, E-mail: bradley.joseph@perrigo.com